EXHIBIT 10c4

                       AMENDMENT TO TRUST AGREEMENT


          THIS AMENDMENT, made as of the 1st day of January, 1995, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK (National Association), incorporated under the laws of the United States of America (the "Trustee") and HEWITT ASSOCIATES LLC, a limited liability company formed under the laws of Illinois ("Hewitt").

                           W I T N E S S E T H :

          WHEREAS, the Company and the Trustee have entered into a Trust Agreement made as of February 1, 1989 as amended (the "Trust Agreement") for the purpose of establishing a trust in order to provide a source of benefits under the terms of the Company's Supplemental Retirement Plan (the "Plan") for the benefit of THOMAS C. HAYS (the "Executive") and Hewitt is designated as Trustee's Contractor thereunder; and

          WHEREAS, the Plan has recently been amended to provide for supplemental tax deferred amounts and related Company matching awards; and

          WHEREAS, the parties desire to amend the Trust Agreement in order to clarify that the trust might be used as a source of providing the supplemental tax deferred amounts and related Company matching awards under the Plan as well as the supplemental retirement and profit-sharing provisions thereunder;

          NOW, THEREFORE, in consideration of the premises, the parties agree that the Trust Agreement is hereby amended so that the trust established thereby may be used as a source of providing benefits under the supplemental tax deferred and related Company matching award provisions of the Plan as well as the supplemental retirement and profit-sharing provisions therein and references to the Plan in the Trust Agreement shall be deemed to include references to the supplemental tax deferred and related Company matching award provisions thereof.

          IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.


                                        AMERICAN BRANDS, INC.
Attest:


Louis F. Fernous, Jr.                        Steven C. Mendenhall
---------------------------             By--------------------------------
Secretary                                    Steven C. Mendenhall
                                             Vice President and
                                             Chief Administrative
                                             Officer

                                        THE CHASE MANHATTAN BANK
Attest:

Carl P. Pierleoni                            Mark J. Altschuler
-----------------------------           By--------------------------------
                                             Vice President


                                        HEWITT ASSOCIATES LLC
Attest:

Barbara C. Checkin                           C.L. Connolly, III
-----------------------------           By--------------------------------



          I hereby consent to the foregoing AMENDMENT.

Witness:

Diane Cuomo                                         Thomas C. Hays
-----------------------------             --------------------------------
                                                    THOMAS C. HAYS



































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
STATE OF CONNECTICUT )
                     : ss.:  Old Greenwich, CT-December 27, 1994
COUNTY OF FAIRFIELD  )


          Personally appeared Steven C. Mendenhall, Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.

                                                    Gail D. Morgan
                                        -----------------------------------
                                                    Notary Public




STATE OF NEW YORK  )
                   : ss.:  New York, NY-February 6, 1995
COUNTY OF NEW YORK )


          Personally appeared Mark J. Altschuler, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.

                                                  Richard G. Friedman
                                        -----------------------------------
                                                    Notary Public



























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
STATE OF ILLINOIS )
                  : ss.: Lincolnshire, IL-January 11, 1995
COUNTY OF LAKE    )


          Personally appeared C.L. Connolly, III, of HEWITT ASSOCIATES LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such principal and the free act and deed of said limited liability company, before me.

                                                  Barbara L. Stern
                                        -----------------------------------
                                                    Notary Public




STATE OF CONNECTICUT )
                     : ss.: Old Greenwich, CT-December 27, 1994
COUNTY OF FAIRFIELD  )


          Personally appeared THOMAS C. HAYS, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                                    Gail D. Morgan
                                        -----------------------------------
                                                    Notary Public





























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